UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 15, 2017

FIRST FOODS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-206260	47-4145514
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5751 Buckingham Pkwy Culver City, CA 90230

(Address of principal executive offices)

(424) 543-4006

 (Registrant's telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to the Articles of Incorporation or Bylaws: Change in Fiscal Year

Litera Group, Inc. (the “Company”) amended its Articles of Incorporation with the State of Nevada in order to change its name to “First Foods Group, Inc.” (the “Amendment”). The board of directors of the Company approved the Amendments on February 15, 2017. The shareholders of the Company approved of the Amendments by written consent on February 15, 2017. The Amendments became effective on February 16, 2017. We are awaiting approval from FINRA.

ITEM 8.01 Other Events

On February 17, 2017, the Company submitted a request with FINRA to change its ticker symbol from “LRGP” to “FIFO,.” Or “FIFG. We are awaiting approval from FINRA

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment, stating the name change.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Foods Group, Inc.

Date: February 17, 2017	By:	/s/ Abraham Rosenblum
	Name:	Abraham Rosenblum
	Title:	President

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EXHIBIT INDEX

Exhibit No.	Document Description

3.1	Certificate of Amendment, stating the name change

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